Exodus Movement, Inc. Announces Uplist to NYSE American Exchange

OMAHA, Neb., December 13, 2024 – Exodus Movement, Inc. (OTCQX: EXOD) (“Exodus” or the “Company”), the leading self-custodial cryptocurrency software platform, today announced that its Class A common stock has been approved for listing on the NYSE American stock exchange. The Company’s Class A common stock, par value $0.000001 (the “Common Stock”), will begin trading on the NYSE American under its current symbol, “EXOD,” at the open of trading on December 18, 2024. The Common Stock will continue to trade on the OTCQX until the close of market on December 17, 2024. Current stockholders of the Company do not need to take any action prior to the Company’s expected listing on the NYSE American.

“Exodus is thrilled to uplist on the NYSE American. It’s crucial that America’s innovative companies can trade on America’s premier stock exchanges,” remarked JP Richardson, CEO and co-founder of Exodus. “We expect this uplisting will raise Exodus’ corporate profile, while also enhancing liquidity for our current and future stockholders.”

About Exodus

Exodus is a financial technology leader empowering individuals and businesses with secure, user-friendly crypto software solutions. Since 2015, Exodus has made digital assets accessible to everyone through its multi-asset crypto wallets prioritizing design and ease of use.

With self-custodial wallets, Exodus puts customers in full control of their funds, enabling them to swap, buy, and sell crypto. Its business solutions include Passkeys Wallet and XO Swap, industry-leading tools for embedded crypto wallets and swap aggregation.

Exodus is committed to driving the future of accessible and secure finance. Learn more at exodus.com or follow us on X at x.com/exodus_io.

Investor Contact
investors@exodus.com

Forward-Looking Statements

This press release contains “forward-looking statements” as that term is defined by the federal securities laws. All forward-looking statements are based upon our current expectations and various assumptions and apply only as of the date made. Our expectations, beliefs, and projections are expressed in good faith, and we believe there is a reasonable basis for them. However, there can be no assurance that our expectations, beliefs and projections will be achieved. Forward-looking statements are generally identified by the words “may,” “will,” “could,” “would,” “should,” “expect,” “intend,” “plan,” “anticipate,” “believe,” “estimate,” “predict,” “project,” “potential,” “continue,” “ongoing,” “forecast,” as well as variations of such words or similar expressions. Forward-looking statements in this document include, but are not limited to, quotations from management regarding expected benefits to Exodus’ corporate profile and shareholder liquidity as a result of the uplisting.

Forward-looking statements include statements concerning:

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our business plans and strategy;
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projected profitability, performance or cash flows;
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future capital expenditures;
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our growth strategy, including our ability to grow organically and through mergers and acquisitions (“M&A”);
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anticipated financing needs;
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business trends;
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our capital allocation strategy;
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liquidity and capital management; and
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other information that is not historical information.

There are a number of risks, uncertainties and other important factors that could cause our actual results to differ materially from those expressed or implied by our forward-looking statements, including those set forth in “Item 1. Business” and “Item 1A. Risk Factors” of Amendment No. 6 to our Registration Statement on Form 10 filed with the Securities and Exchange Commission (the “SEC”) on November 27, 2024 (the “Form 10"), as well as in our other reports filed with the SEC from time to time. All forward-looking statements are expressly qualified in their entirety by such cautionary statements. Readers are cautioned not to place undue reliance on such forward-looking statements. Except as required by law, we undertake no obligation to update or revise any forward-looking statements that have been made to reflect events or circumstances that arise after the date made or to reflect the occurrence of unanticipated events.

Source: Exodus Movement, Inc.